SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 21, 2007

CRITICARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	39-1501563
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186
(Address of principal executive offices)	(Zip Code)

(262) 798-8282
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
  Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02           Results of Operations and Financial Condition

On September 21, 2007, Criticare Systems, Inc. issued a press release (the "Press Release") announcing a revision to its preliminary net sales for the quarter and year ended June 30, 2007.  A copy of the Press Release is attached as Exhibit 99.1 to this report.  The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits

    (d)           Exhibits

            The following exhibit is furnished herewith:

            Exhibit 99.1 – Press Release of Criticare Systems, Inc., issued September 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Criticare Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date:  September 24, 2007
BY  /s/ Joel. D. Knudson
Joel D. Knudson,
Chief Financial Officer